SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                 November 15, 2004


                   Farmer Mac Mortgage Securities Corporation
             (Exact Name of Registrant as Specified in its Charter)



           Delaware                  333-80805           52-1779791
   (State or Other Jurisdiction     (Commission       (I.R.S. Employer
       of Incorporation)            File Number)     Identification No.)


      1133 21st Street, N.W.                          20036
         Washington, D.C.                           (Zip Code)
      (Address of Principal
       Executive Offices)

        Registrant's telephone number, including area code (202) 872-7700

                                    No Change

          (Former Name or Former Address, if Changed Since Last Report)



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      Item 9.01.  Financial Statements and Exhibits

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

            20.109 Farmer Mac Mortgage Securities Corporation, Agricultural Mortgage-Backed Securities, Series Farmer Mac II Trust 2000-A, Series Farmer Mac II Trust 2001-A, Series Farmer Mac II Trust 2002-A and Series Farmer Mac II Trust 2004-A Statement to Certificateholders, dated 11/15/04.


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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FARMER MAC MORTGAGE SECURITIES CORPORATION



                                    By:/s/ Jerome G. Oslick
                                    -------------------------
                                    Name:  Jerome G. Oslick
                                    Title: Vice President and General Counsel



Dated:  November 16, 2004

                                EXHIBIT INDEX



Exhibit No.                      Description                           Page No.


20.109                     Statement to Certificateholders